Exhibit 99.2

 Deep InsightsAdvancingImpactful Medicines  Company Overview | June 2023

 © Scholar Rock, Inc. All rights reserved. 2023.   Forward-Looking Statements  Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. (“Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for apitegromab, SRK-181, and other product candidates and indication selection and development timing, its cash runway, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as “may,” “could,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, that preclinical and clinical data, including the results from the Phase 2 trial of apitegromab or Part A of the Phase 1 trial of SRK-181, are not predictive of, may be inconsistent with, or more favorable than, data generated from future clinical trials of the same product candidate, including the Phase 3 clinical trial of apitegromab in SMA and Part B of the Phase 1 clinical trial of SRK-181, respectively, Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials, information provided or decisions made by regulatory authorities, competition from third parties that are developing products for similar uses, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, the success of Scholar Rock’s current and potential future collaborations, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials, Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives, and the impacts of current macroeconomic and geopolitical events, hostilities in Ukraine, increasing rates of inflation and rising interest rates, on business operations and expectations, as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission.  Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law. Apitegromab and SRK-181 are investigational drug candidates under evaluation.  Apitegromab and SRK-181 have not been approved for any use by the FDA or any other regulatory agency and the safety and efficacy of apitegromab and SRK-181 have not been established.

Scholar Rock:

Transforming Patient Lives, Addressing High Unmet Medical Need

Revolutionary Platform

- Global leader in TGFβ superfamily biology
- Targeting the latent forms of growth factors
- Exquisite selectivity to deliver differentiated therapies

Neuromuscular and Beyond

- Rich preclinical pipeline focused on high unmet patient needs
- Phase 3 SAPPHIRE study underway, enrollment completion expected in Q3 2023; data readout expected in 2024
- Phase 1 proof-of-concept DRAGON study underway in immuno-oncology

Positioned for Success

- Compelling proof-of-concept TOPAZ data informed Phase 3 SAPPHIRE study design
- Seasoned leadership team with track record of clinical and commercial success
- Anticipated cash runway into 2025

Strategic Optionality

- Commercial planning underway for apitegromab (SMA) in US and Europe
- Broad platform, including promising early-stage assets, provides opportunities to advance alone or in partnership

ScholarRock 3
© 2023 Scholar Rock, Inc. All rights reserved.

 Revolutionary Approach to Regulating TGFβ Superfamily Implicated in Devastating Diseases  4  Scholar Rock’s R&D Platform  Transforming Medical Practice  Selectively target the latent form of growth factors in the microenvironment of cells and tissues with uniquely designed antibodies  Overcome the challenges that plague traditional approaches that target the “mature” growth factor or its receptors, which are difficult to differentiate and lead to unintended negative effects  Scholar Rock’s TargetLatent Growth Factor  Traditional Target“mature” growth factor  TGFβ Superfamily: Highly Sought-After Targets   Dysregulation plays a role in devastating diseases that have a high unmet need, including:  Neuromuscular disorders    Fibrosis  Oncology  Recognized by the industry as important targets given their fundamental roles in regulating a variety of biological processes

Robust Pipeline of Novel Product Candidates

	DISCOVERY/ PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	ANTICIPATED 2023 MILESTONES
SPINAL MUSCULAR ATROPHY Apitegromab (selective anti- pro and latent myostatin)	✓	✓	TOPAZ	SAPPHIRE	36-month TOPAZ data ✓ SAPPHIRE: last patient enrolled expected in Q3
IMMUNO-ONCOLOGY SRK-181 (selective context-independent, anti-latent TGFβ-1)	✓	DRAGON			Rolling clinical data updates
ANEMIA Selective anti-RGMc	✓				IND-enabling studies
FIBROSIS Selective context-dependent (LTBP1 & LTBP3) anti-latent TGFβ-1	✓				IND-enabling studies

Potential to transform the lives of people living with a wide range of serious diseases, including neuromuscular disorders, oncology, and fibrosis

LTBP3=latent transforming growth factor beta binding protein 3; LTBP1=Latent Transforming Growth Factor Beta Binding Protein 1; RGM=Repulsive guidance molecule; TGFβ-1 =Transforming Growth Factor Beta-1

ScholarRock 5
© 2023 Scholar Rock, Inc. All rights reserved.

 Leadership Team: Experienced in Drug Development and Commercialization  6  Jay Backstrom, MD, MPH  President & CEO  30 years of clinical R&D experience, leading multiple successful regulatory approvals  Ted Myles, MBA  Chief Operating Officer & CFO  25 years of progressive experience in clinical and commercial-stage companies   25 years of experience leading HR, culture transformation, leadership development, DEI, and talent management  Caryn Parlavecchio  Chief Human Resources Officer  15 years of experience leading and advising life sciences companies in areas of legal and compliance   Junlin Ho, JD  General Counsel &Corporate Secretary  Mo Qatanani, PhD  SVP, Research  15 years of industry experience on the strategic and operational sides of research & development  Tracey Sacco  Chief Commercial Officer  20 years of commercial leadership experience, including product launch and global commercial strategy  Jing Marantz, MD, PhD  Chief Medical Officer   20 years of development and medical leadership experience across neurology, hematology/oncology, and rare diseases

 Apitegromab: The Next Potential Transformative Therapy for Patients with Spinal Muscular Atrophy (SMA)

 Apitegromab: Transformative Potential to Change the Standard of Care  8  Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy (SMA). Apitegromab has not been approved for any use by the FDA or any other regulatory agency, and its safety and efficacy have not been established.  Phase 2 TOPAZ TrialDemonstrated substantial and sustained functional improvements in Type 2 and nonambulatory Type 3 SMA patients  Apitegromab at a Glance   First and only muscle-targeted investigational treatment to demonstrate clinical proof-of-concept in SMA  Phase 3 SAPPHIRE TrialRegistrational trial with topline 12-month data readout expected in 2024  ONYX Open-Label Extension Study Evaluating the long-term safety and efficacy of apitegromab in patients who have completed TOPAZ or SAPPHIRE

 There is further potential to regain vital muscle function by also addressing the progressive muscle atrophy and associated weakness of SMA   SMN therapies slow further degeneration of motor neurons1  Hallmarks of SMAProgressive Motor Neuron Loss and Muscle Atrophy Leading to Progressive Muscle Weakness   9  SMA, spinal muscular atrophy; SMN, survival motor neuron.1. Hua Y, et al. Nature. 2011;478(7367):123-6. 2. Figure adapted from: SMA Foundation Overview. http://www.smafoundation.org/wp-content/uploads/2012/03/SMA-Overview.pdf.; Accessed April 18, 2021.   ...but do not directly address muscle atrophy  Muscle fiber atrophy  Motor neuron  degeneration2

GLOBAL DISEASE:

30,000-35,000 affected

in US and Europe[1, 2, 3,4]

ALMOST 70% OF INDIVIDUALS WITH SMA IN THE U.S. HAVE RECEIVED AN FDA-APPROVED TREATMENT

Cure SMA. State of SMA 2022. May 31, 2022



Significant, progressive motor function impairment; many lose ambulation
Type 3
25%
Severe, progressive disabilities; unable to walk independently
Type 2
39%
Infant onset; unable to sit up independently
Type 1
25%

TOPAZ* 12-month results showed transformative potential in nonambulatory Types 2 and 3 patients

~2/3 of overall patient population[5]**

*TOPAZ Phase 2 trial evaluated patients with Type 2 and 3 SMA (did not include Type 1)
** 2/3 of overall patient population has type 2 or 3 SMA; including ambulatory and nonambulatory patients.
Percentages reflected here do not add up to 100% because the prevalences of Types 0, 4, and unknown are excluded.
Percentages represent percent of prevalent patients.

1. Lally et al, Orphanet Journal of Rare Diseases, 2017;
2. SMA Europe. SMATracker. About SMA. Accessed January 24, 2022. https://smatracker.eu/what-is-spinal-muscular-atrophy; 3. National Organization for Rare Disorders. Spinal muscular atrophy. Accessed January 24, 2022. https://rarediseases.org/rare-diseases/spinal-muscular-atrophy/. 4. Cure SMA. Care Series Booklet. Accessed September 19, 2021. 2020. https://www.curesma.org/wpcontent/uploads/2020/08/08262020_Understanding_SMA_vWeb.pdf.
5. Cure SMA. State of SMA 2022. May 31, 2022. https://www.curesma.org/wp-content/uploads/2022/06/9042022_State-of-SMA_vweb.pdf

Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

10

© 2023 Scholar Rock, Inc. All rights reserved.

 Motor Function With SMN Therapies as Assessed by HFMSE HFMSE appears to Plateau After Initial Gains  1. Mercuri E, et al. Presented at: World Muscle Society Congress 2020, P. 257  2. Oskoui M, et al. Presented at: 2021 Muscular Dystrophy Association Clinical & Scientific Conference; March 15-18, 2021. Poster 80.   HFMSE, Hammersmith Functional Motor Scale–Expanded; SE, standard error.  *MFM was primary efficacy endpoint of SUNFISH. HFMSE was a secondary endpoint. This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.   Overall population age 2-25   Change in HFMSE* Over Four Years with Risdiplam2   Risdiplam  n=  120  120  119  117  109  106  89  99  101  97  Placebo  n=  60  60  58  58  Risdiplam  Placebo (months 0-12)  Mean (+/-SE) Change in HFMSE  Total Score From Baseline*  0  30  48  6  12  18  24  36  42  Visit, months  11  Change in HFMSE Over Four Years with Nusinersen1   Overall population age 2-12   Mean (+SE) Change in HFMSE  Total Score From Baseline  Analysis Visit, days  Initial Treatment  CHERISH  Chronic Maintenance Phase  SHINE  1  92  169  253  350  450  690  930  1170  1410  1650  Nusinersen  n=  84  82  84  84  83  76   83   83   79   61   20  Placebo  n=  42  41  41  42  42  39  Nusinersen in CHERISH and SHINE  Sham control in CHERISH

Improving and Sustaining Muscle Function Remains an Unmet Need



80
60
40
20
0
HFMSE Score at Month 15
Total Possible HFMSE Score of 66
Unmet need remains substantial
3.9-point increase in HFMSE from nusinersen
(4.9 point increase relative to sham control)

Mean improvement in HFMSE experienced by patients with nonambulatory Types 2/3 SMA in nusinersen Phase 3 CHERISH trial[1]



Patients and caregivers want new therapies to address the following unmet needs[2*]:

Increase muscle strength	Improve daily activities	Stabilize or gain new motor function	Reduce fatigue
97%	92%	89%	83%

HFMSE=Hammersmith Functional Motor Scale-Expanded

*Percentages represent percent of patients who named these unmet needs when asked "What are your most significant current unmet needs that you hope new therapies would address"?

1. Mercuri E et al.; N Engl J Med 2018; 378:625-635; DOI: 10.1056/NEJMoa1710504; cherish trial results. 2. 2022 Community Update Survey, Cure SMA.

This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.

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© 2023 Scholar Rock, Inc. All rights reserved.

Apitegromab Offers Significant Potential to Address Unmet Needs

Apitegromab is a MUSCLE-TARGETED APPROACH designed to improve motor function*[1,2]



Evrysdi
risdiplam
SPINRAZA
(nusinersen)
zolgensma
(onasemnogene abeparvovec-xioi)
Motor neuron degeneration[3]
Apitegromab
Muscle fiber atrophy

Myostatin is a negative modulator of muscle growth

Strong preclinical evidence indicates upstream targeting of structurally differentiated pro- and latent myostatin avoids undesirable off-target effects

Apitegromab selectively inhibits myostatin and has the potential to build muscle and strength to improve certain patient outcomes

* Based on Animal Model Data; 1. Long KK, et al. Hum Mol Genet. 2019;28(7):1077-1088; 2. Pirruccello-Straub M, et al. Sci Reports. 2018;8(1):2292. doi:10.1038/s41598-018-20524-9 3. Figure adapted from: SMA Foundation Overview. http://www.smafoundation.org/wp-content/uploads/2012/03/SMA-Overview.pdf.; Accessed April 18, 2021. For illustrative purposes only

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© 2023 Scholar Rock, Inc. All rights reserved.

 Phase 2 TOPAZ Trial: Safety and Efficacy Data from First Muscle-Targeted Treatment Candidate in SMA

TOPAZ Phase 2 Trial Design[1,2]

			TREATMENT (12 months)	PRIMARY ENDPOINTS
Ambulatory Patients (Revised Hammersmith Scale)	**COHORT 1 N=23** Ages 5-21 Type 3 SMA	Apitegromab monotherapy Receiving nusinersen	Open-label, single-arm Apitegromab 20 mg/kg IV q4w	• Safety • RHS mean change from baseline at 12 months
Nonambulatory Patients (Hammersmith Functional Motor Scale Expanded)	**COHORT 2 N=15** Ages 5-21 Type 2 or Type 3 SMA	Receiving nusinersen (initiated ≥ 5 years of age)	Open-label, single-arm Apitegromab 20 mg/kg IV q4w	• Safety • HFMSE mean change from baseline at 12 months
	COHORT 3 N=20 Ages ≥ 2 Type 2 SMA	Receiving nusinersen (initiated < 5 years of age)	Double-blind, randomized (1:1) R 1:1 Apitegromab 2 mg/kg IV q4w Apitegromab 20 mg/kg IV q4w	• Safety • HFMSE mean change from baseline at 12 months

All SMA Types 2/3, cohorts defined by age and present ambulatory status at time of enrollment. HFMSE, Hammersmith Functional Motor Scale Expanded; IV, intravenous; q4w, every 4 weeks; SMA, spinal muscular atrophy; SMN, survival motor neuron.

1. Place A, et al. Eu J Neurol. 2021;28(Suppl1):207-334 (EPR-184). 2. Crawford T, et al. TOPAZ Extension: 24-month Efficacy and Safety of Apitegromab in Patients With Later-onset SMA (Type 2 and Type 3 SMA). Presented at CureSMA Annual Conference; June 16-19, 2022.

ScholarRock

© 2023 Scholar Rock, Inc. All rights reserved.

15

Motor Function Outcomes by HFMSE Over 36 Months

Improvements Were Substantial and Sustained

Pooled Nonambulatory Patients

Age 2-21 Years
All Doses (N=35)
Baseline mean age=7.3 | Time on SMN Rx=24.1m



Mean Change from Baseline (+SE)
7
6
5
4
3
2
1
0
2.8
3.6
4.2
4.0
Baseline
6 months
12 months
24 months
36 months

	Baseline	6 months	12 months	24 months	36 months
n=	35	29	32	29	28
95% CI=		(1.4, 4.1)	(1.2, 6.0)	(1.9, 6.6)	(1.0, 6.9)

Age 2-12 Years
All Doses (N=29)
Baseline mean age=5.5 | Time on SMN Rx=24.6m



Mean Change from Baseline (+SE)
7
6
5
4
3
2
1
0
0
3.4
4.6
5.2
4.8
Baseline
6 months
12 months
24 months
36 months

	Baseline	6 months	12 months	24 months	36 months
n=	29	23	26	23	23
95% CI=		(1.8, 5.0)	(1.8, 7.4)	(2.3, 8.0)	(1.3, 8.3)

For the 36-month evaluation, an observed case analysis was conducted, which pooled all the nonambulatory patients (Cohorts 2 and 3) and was based upon the available data for given timepoints. This analysis population included patients receiving either low dose (2 mg/kg) or high dose (20 mg/kg) apitegromab (inclusive of patients in Cohort 3 who switched from 2 mg/kg to 20 mg/kg in Year 2). This analysis excludes data post scoliosis surgery from seven patients. One patient did not conduct HFMSE at time of database lock for 24 months, however, this patient had an unscheduled HFMSE score one month prior to their scheduled visit. In the most recent analysis, this result was included in the 24-month analysis. Error bars represent SE. CI represents confidence interval. SMN Rx=SMN therapy. In the age 2-21 group, 18/28 patients achieved ≥ 1-pt gains, and 11/28 patients ≥ 3-pt gains at 36 months. Data cutoff date as of March 13, 2023. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

ScholarRock

© 2023 Scholar Rock, Inc. All rights reserved.

16

Motor Function Outcomes by RULM Over 36 Months

Improvements Were Substantial and Sustained

Pooled Nonambulatory Patients


Age 2-21 Years
All Doses (N=35)
Baseline mean age=7.3 |Time on SMN Rx=24.1m
Mean Change from Baseline (+SE)
4
3
2
1
0
0.0
0.6
1.3
2.3
2.4
Baseline
6 months
12 months
24 months
36 months

	Baseline	6 months	12 months	24 months	36 months
n=	35	28	31	31	27
95% CI=		(-0.2, 1.4)	(0.2, 2.3)	(1.2, 3.3)	(1.1, 3.7)


Age 2-12 Years
All Doses (N=29)
Baseline mean age=5.5 |Time on SMN Rx=24.6m
4
3
2
1
0
0.0
0.2
1.2
2.2
2.8
Baseline
6 months
12 months
24 months
36 months

	Baseline	6 months	12 months	24 months	36 months
n=	29	22	25	25	22
95% CI=		(-0.7, 1.1)	(0.1, 2.4)	(1.0, 3.5)	(1.4, 4.2)

For the 36-month evaluation, an observed case analysis was conducted, which pooled all the nonambulatory patients (Cohorts 2 and 3) and was based upon the available data for given timepoints. This analysis population included patients receiving either low dose (2 mg/kg) or high dose (20 mg/kg) apitegromab (inclusive of patients in Cohort 3 who switched from 2 mg/kg to 20 mg/kg in Year 2). This analysis excludes data post scoliosis surgery from seven patients. One patient did not conduct RULM at month 24, however, had an unscheduled RULM score one month prior to their scheduled visit. In the most recent analysis, this result was included in the 24-month analysis. Error bars represent standard error (SE). CI represents confidence interval. SMN Rx=SMN therapy. In the age 2-21 group, 15/27 patients achieved ≥ 1-pt gains, and 18/27 patients ≥ 3-pt gains at 36 months. Data cutoff date as of March 13, 2023. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

ScholarRock

17

© 2023 Scholar Rock, Inc. All rights reserved.

Pooled Nonambulatory Patients | Age 2 – 21 | All Doses | Over 36 Months

Improvements in PRO Measures Were Consistent with Motor Function

PEDI-CAT Daily Activities


IMPROVEMENT
Change from baseline (±SE)
5
4
3
2
1
0
-1
-2
Year 1
Year 2
Year 3
Time (weeks)
0 8 16 24 32 40 52 68 84 104 120 136 156
No. of observations
31 29 30 21 23 25 25 27 22 23 16 15 17

HFMSE


IMPROVEMENT
8
7
6
5
4
3
2
1
0
-1
-2
Year 1
Year 2
Year 3
0 8 16 24 32 40 52 68 84 104 120 136 156
35 35 34 29 28 29 32 32 32 29 27 27 28

PROMIS Fatigue (Proxy)


IMPROVEMENT
Change from baseline (±SE)
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
Year 1
Year 2
Year 3
Time (weeks)
0 8 16 24 32 40 52 68 84 104 120 136 156
No. of observations
25 23 22 19 19 22 16 18 19 19 16 14 14

RULM


IMPROVEMENT
4
3
2
1
0
-1
-2
Year 1
Year 2
Year 3
0 8 16 24 32 40 52 68 84 104 120 136 156
34 34 34 28 27 29 31 32 32 31 27 27 27

N = 35; Baseline mean age=7.3 |**Time on SMN Rx=24.1m**

HFMSE=Hammersmith Functional Motor Scale Expanded; OC=observed case; PEDI-CAT=Pediatric Evaluation of Disability Inventory Computer Adaptive Test; PROMIS=Patient Reported Outcome Measurement Information System; RULM=Revised upper limb module; SE=standard error of the mean. SMN Rx=SMN therapy. Data on File. Scholar Rock, Inc. Cambridge, MA. Data cutoff date as of March 13, 2023. The updated PEDI-CAT analysis included additional records (2 at 12 months and 1 at 24 months) that were not available at the time of previous analysis. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

ScholarRock

© 2023 Scholar Rock, Inc. All rights reserved.

 Pooled Nonambulatory Patients New WHO Development Milestones Achieved Over 36 Months   19  Proportion of patients gaining new milestones in TOPAZ  Cohort 2: BL (0%),12m (20%), 24m (7%), 36m (0%)  Cohort 3 (all doses): BL (0%,) 12m (24%), 24m (26%), 36m (30%)  Cohort 3: Randomized to 20mg/kg dose: 12m (25%), 24m (33%), 36m (40%)  *Includes patients who crossed over from 2 mg/kg to 20mg/kg starting week 68 through week 104.   SMN Rx=SMN therapy. Data cutoff date as of March 13, 2023. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.  Age (years)  Hands & kneescrawling  Standing with  assistance  Walking with  assistance  Standing alone  Walking  alone  SMN Rx (≥ age 5)  8     9     19  SMN Rx  (< age 5)  2*  4*     5*     2     2     4     5  WHO MILESTONE  X  X  X  X  X  X  X  X  X  X  X  X     X  X  X  X  X  X  X  X  X  X  X  X  X  X  X  Key Takeaways  Patients receiving nusinersen ≥ age 5 mostly maintained WHO milestones  Patients receiving nusinersen < age 5 improved overall: 6 out of 20 gained new milestones over 36 months  BL  12M  24M  36M  Able  X  Unable  No record

TOPAZ Safety Summary Over 36 Months

Treatment-Emergent Adverse Events (TEAEs)*	2 mg/kg dose (N=10) n (%)	20 mg/kg dose (N=48) n (%)	Total (N=58) n (%)
Any TEAE	10 (100)	46 (95.8)	56 (96.6)
Any serious TEAE	5 (50)	16 (33.3)	21 (36.2)
Any TEAE leading to study drug discontinuation	0	1 (2.1)	1 (1.7)
Any Grade 3 (severe) or higher TEAE	4 (40)	16 (33.3)	20 (34.5)

- TEAEs were consistent with previous reports with no new findings after 198 patient-years of exposure
  - Most frequently reported TEAEs*: headache (38%), pyrexia (38%), COVID-19 (36%), nasopharyngitis (36%), & upper respiratory tract infection (33%)
  - TEAEs were mostly mild to moderate in severity and generally consistent with the underlying patient population and nusinersen therapy
- No deaths or suspected unexpected serious adverse reactions or hypersensitivity reactions to apitegromab were reported
- No patients displayed positive titers for apitegromab antibodies (ADA)

*Defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug. % = 100 x n/N; % at 12 month. AE, adverse event; TEAE, treatment emergent adverse events. Data cutoff date as of March 13, 2023. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

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© 2023 Scholar Rock, Inc. All rights reserved.

 Summary of TOPAZ Data  Substantial and Sustained Improvement Over 36 MONTHS  21  PRO=Patient Reported Outcome  Data to date has shown substantial clinical benefit that is dose-dependent  TOPAZ data suggest that apitegromab has the potential to transform care in SMA by directly addressing progressive muscle weakness  Benefit continued to improve or was sustained over 36 months  Consistency across functional scales and patient-reported outcomes  Well tolerated profile and low discontinuation rate supports durability of treatment

 Sapphire Phase 3 Pivotal Trial

 SAPPHIRE Phase 3 Design is Optimized by Insights from TOPAZ  23  Substantial HFMSE gains observed in the nonambulatory Type 2/3 SMA cohorts  Exploratory age 2-12 analysis in nonambulatory  Type 2/3 showed transformative potential  HFMSE gains substantial by 12 months of treatment  Dose response seen  (greater effect observed with 20 mg/kg over 2 mg/kg)  Study population: nonambulatory Type 2/3 SMA  Primary efficacy endpoint: HFMSE  Age 2-12 main efficacy population  12-month treatment duration  20 mg/kg apitegromab dose  Also evaluating 10 mg/kg arm (to explore potential that dose between 2 and 20 mg/kg may be comparable to 20 mg/kg)  TOPAZ Learnings  SAPPHIRE Design Elements  HFMSE=Hammersmith Functional Motor Scale Expanded

Ongoing SAPPHIRE Phase 3 Trial Overview

SAPPHIRE

- Randomized, double-blind, placebo-controlled, parallel arm design (n=204)
- Enrolling patients who are on SMN-directed therapy (nusinersen or risdiplam)
- Anticipate completing enrollment in 3Q 2023

SCREENING	TREATMENT (52 weeks)

MAIN POPULATION (n=156)

Ages 2-12

With nonambulatory Types 2 and 3 SMA

Stratified to ensure balanced allocation across the three arms:

1. Age at SMN therapy initiation (age < 5 vs age ≥ 5)
2. SMN therapy (nusinersen vs. risdiplam)

R

- N=52 → Apitegromab (20 mg/kg IV q4w) + SMN-directed therapy
- N=52 → Apitegromab (10 mg/kg IV q4w) + SMN-directed therapy
- N=52 → Placebo (IV q4w) + SMN-directed therapy

ENDPOINTS

Primary Efficacy:
Mean HFMSE change from baseline at 12 months

Additional Efficacy Measures:
RULM, WHO, other outcome measures

Safety, PK/PD, ADA

Additional Data Opportunities

Exploratory population (age 13-21), in patients using SMN therapy
Focused upon safety & exploratory efficacy (n=48; 2:1 randomization between apitegromab 20 mg/kg vs placebo)

Separate open-label extension study (after patients complete 12-month treatment period)
Focused upon safety & exploratory long-term efficacy

ClinicalTrials.gov Identifier: NCT05156320
HFMSE=Hammersmith Functional Motor Scale Expanded; RULM=Revised Upper Limb Module; R=randomization; SMA=spinal muscular atrophy; SMN=survival motor neuron.

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© 2023 Scholar Rock, Inc. All rights reserved.

24

 Executing on the Promise: Apitegromab SMA Trials  25  SMA=Spinal Muscular Atrophy  *Subject to regulatory approval   WHERE WE AREPhase 3  12-Month  IN PROCESS  Long-term  EXTENSION  3Q 2023 enrollment  2024 data  2025 launch*   ANTICIPATED MILESTONES   WHERE WE WERE Phase 2  12-Month  COMPLETE  24-Month  EXTENSION  COMPLETE  36-Month  EXTENSION  COMPLETE   WHERE WE PLAN TO GO  Ambulatory patients  Under 2 Years of Age (including those treated with gene therapy)

Apitegromab Summary

Differentiation

- Potential first muscle-targeted therapy in SMA
- Robust body of data supports therapeutic potential

Strong Scientific Rationale

- Strong pre-clinical evidence indicates upstream targeting of structurally differentiated latent myostatin avoids undesirable off-target effects
- Phase 2 TOPAZ trial demonstrated the therapeutic potential of inhibiting the latent forms of growth factors

Clear Clinical Pathway

- TOPAZ has demonstrated sustained motor function gains to date in patients with nonambulatory Types 2 and 3 SMA
- Pivotal Phase 3 SAPPHIRE trial: enrollment completion expected in Q3 2023
- FDA has granted Fast Track, Orphan Drug, and Rare Pediatric Disease designations
- European Medicines Agency (EMA) has granted Priority Medicines (PRIME) and Orphan designations

High Unmet Medical Need & Significant Commercial Opportunity

- SMN therapies prevent further degeneration of motor neurons but do not directly address muscle atrophy
- Apitegromab is a muscle-targeted approach and has the potential to address this unmet medical need
- Global SMA treatment market expected to grow in the next five years

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26

 SRK-181: Potential Transformative Backbone for a New Era ofCancer Immunotherapy

Resistance to Checkpoint Inhibitor (CPI) Therapies Remains a Significant Clinical Challenge

7.9-10.4[1]
MILLION
US patients
on CPI therapies

First-line
CPI therapy

Second-line
(or later)
CPI therapy


63%[2]
DID NOT respond
78%[2]

Clinically derived rationale points to significant opportunity to increase checkpoint therapy responses by targeting TGFβ-1

1. Source: Gores, M. (2022). *In the eye of the storm: PD-(L)1 inhibitors weathering turbulence* [White paper]. IQVIA. https://www.iqvia.com/library/white-papers/in-the-eye-of-the-storm-pd-l-1-inhibitors-weathering-turbulence
2. Source: Carretero-Gonzalez et al. (2018) Oncotarget 9:8706-8715
Meta-analysis of twelve randomized trials with control arm or adequate safety profile (includes nivolumab, pembrolizumab, and atezolizumab)

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Strong Scientific Rationale for the Role of TGFβ Inhibition in Immuno-Oncology

Nature (online), February 14, 2018.

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan[1*], Shannon J. Turley[1*], Dorothee Nickles[1*], Alessandra Castiglioni[1], Kobe Yuen[1], Yulei Wang[1], Edward E. Kadel III[1], Hartmut Koeppen[1], Jillian L. Astarita[1], Rafael Cubas[1], Suchit Jhunjhunwala[1], Romain Banchereau[1], Yagai Yang[1], Yinghui Guan[1], Cecile Chalouni[1], James Ziai[1], Yasin Şenbabaoğlu[1], Stephen Santoro[1], Daniel Sheinson[1], Jeffrey Hung[1], Jennifer M. Giltnane[1], Andrew A. Pierce[1], Kathryn Mesh[1], Steve Lianoglou[1], Johannes Riegler[1], Richard A. D. Carano[1], Pontus Eriksson[2], Mattias Höglund[2], Loan Somarriba[1], Daniel L. Halligan[1], Michiel S. van der Heijden[4], Yohann Loriot[5], Jonathan E. Rosenberg[6], Lawrence Fong[7], Ira Mellman[1], Daniel S. Chen[1], Marjorie Green[1], Christina Derleth[1], Gregg D. Fine[1], Priti S. Hegde[1], Richard Bourgon[1] & Thomas Powles[8]

Cell

Genomic and Transcriptomic Features of Response to Anti-PD-1 Therapy in Metastatic Melanoma

Willy Hugo, Jesse M. Zaretsky, Lu Sun, Douglas B. Johnson, Antoni Ribas, Roger S. Lo

Volume 165, Issue 1, 24 March 2016, Pages 35-44

Science Translational Medicine, March 25, 2020.

Selective inhibition of TGFβ-1 activation overcomes primary resistance to checkpoint blockade therapy by altering tumor immune landscape

Constance J. Martin, et al.

Vol 12, Issue 536. DOI: 10.1126/scitranslmed.aay8456

Nature Reviews, July 24, 2020 NATURE REVIEWS | CLINICAL ONCOLOGY

TGFβ: biology in cancer progression and immunotherapy

Rik Derynck[1,2,3], Shannon J. Turley[4] and Rosemary J. Akhurst[2,3]

July 24, 2020: https://doi.org/10.1038/ s41571-020-0403-1

June 2019.

"Merck to Acquire Tilos Therapeutics: Merck Gains Portfolio of Investigational Antibodies Modulating TGFβ"

- $773 million total potential deal value

August 2022.

"Bristol Myers Squibb Enters Agreement to Acquire Forbius TGF-beta Program"

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SRK-181: Unique Latent TGFβ-1 Selective Approach Designed to Overcome Checkpoint Inhibitor Resistance




Traditional Target
"Mature" growth factor

SRK-181: Latent TGFβ-1 Inhibitor

Targets TGFβ-1	Potential to overcome CPI resistance	SRK-181 inhibits the TGFβ-1 implicated in check point inhibitor resistance	
Selective to β-1 isoform	Highly selective to β-1 isoform vs. 2 and 3	Increases therapeutic window and potentially avoids toxicities associated with non-selective TGFβ inhibition	Other programs target multiple isoforms of TGFβ
Targets the latent form of TGFβ-1	Increases opportunity to inhibit TGFβ-1	Selectively targeting the latent form shuts off the growth factor before activation	Most other programs target the mature form of TGFβ-1
Context-independent	Inhibits all sources of TGFβ-1	SRK-181 targets all TGFβ-1 sources (LRRC33, GARP and LTBP1 and 3)	Some programs only target one source

1. Wakefield LM, Winokur TS, Hollands RS, Christopherson K, Levinson AD, Sporn MB. Recombinant latent transforming growth factor beta 1 has a longer plasma half-life in rats than active transforming growth factor beta 1, and a different tissue distribution. *J Clin Invest.* 1990 Dec;86(6):1976-84. doi: 10.1172/JCI114932. PMID: 2254455; PMCID: PMC329834.

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SRK-181-mIgG1 + Anti-PD1 Overcomes Immune Exclusion

Overcoming immune exclusion

Tumor micro-environment

Anti-PD1

Immune Exclusion



Anti-PD1/ SRK-181-mIgG1



Overcome Exclusion

SRK-181-mIgG1 combination therapy led to influx and amplification of cytotoxic CD8+ cells in preclinical bladder tumor model

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med*. 2020 Mar 25;12(536):eaay8456. https://scholarrock.com/platform/publications.
Data from MBT-2 syngeneic tumor model. Dose 10mg/kg QW for 4 weeks.

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DRAGON Phase 1 POC Trial to Evaluate SRK-181's Ability to Overcome Primary Resistance to Checkpoint Inhibitors

DRAGON

PART A

A1

SRK-181 all-comers

- SRK-181 80 mg (n=1)
- SRK-181 240 mg (n=1)
- SRK-181 800 mg (n=3)
- SRK-181 1600 mg (n=3)
- SRK-181 2400 mg (n=3)
- SRK-181 3000 mg (n=3)*

A2

SRK-181+anti-PD-(L)1; non-responders to prior anti-PD-(L)1

- SRK-181 240 mg (n=3)
- SRK-181 800 mg (n=3)
- SRK-181 1600 mg (n=3)
- SRK-181 2400 mg (n=3)

PART B

SRK-181 + pembrolizumab; non-responders to prior anti-PD-1

COHORT	TREATMENT
Non-small cell lung cancer	SRK-181 + pembrolizumab
Urothelial carcinoma	SRK-181 + pembrolizumab
Cutaneous melanoma	SRK-181 + pembrolizumab
Clear cell renal cell carcinoma**	SRK-181 + pembrolizumab
Head and neck squamous cell** carcinoma	SRK-181 + pembrolizumab

* A cohort of 2000 mg Q2W (n=3) was also evaluated.
**The clear cell RCC and HNSCC cohorts will also explore the effects of SRK-181 in patients with relapsed response after anti-PD-1 treatment.
1. NCT04291079 on www.clinicaltrials.gov.

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DRAGON Part A: Safety

PART A1 Monotherapy

Treatment-Emergent AEs Related to SRK-181, All Grades >10%

Dose (MG)	80 N=1	240 N=1	800 N=3	1600 N=4	2400 N=3	3000 N=3	2000 N=4	All N=19
Fatigue	0	1	0	0	1	0	1	3 (15.8%)
Decreased Appetite	1	0	1	0	0	0	0	2 (10.5%)
Nausea	1	0	0	0	0	0	1	2 (10.5%)

No DLTs were observed up to 3000 mg q3w and 2000 mg q2w

No Grade 4 or 5 treatment-related AEs occurred

Treatment-related Grade 3 AEs:

- Alanine aminotransferase increased (1 patient)

Treatment-related SAEs:

- None

PART A2 Combination Treatment

Treatment-Emergent AEs Related to SRK-181 or Anti-PD(L)1, All Grades >10%

Dose (MG)	240 N=3	800 N=3	1600 N=6	2400 N=3	All N=15
Rash maculo-papular	1	1	1	2	5 (33.3%)
Pruritus	1	1	1	1	4 (26.7%)
Rash	0	1	0	2	3 (20.0%)
Diarrhea	0	0	2	0	2 (13.3%)
Pemphigoid	0	0	0	2	2 (13.3%)

No DLTs were observed up to 2400 mg q3w

No Grade 4 or 5 treatment-related AEs occurred

Treatment-related Grade 3 AEs:

- Pruritus (2 patients), blister, immune-mediated lung disease, pemphigoid, rash, rash maculo-popular and rash vesicular (1 patient each)

Treatment-related SAEs:

- Blister, pruritus, and rash (all in 1 patient) and immune-mediated lung disease (1 patient)

All dose levels were administered q3w except 2000 mg, which was administered q2w.

Yap T et al. Safety and Efficacy Results of SRK-181, a latent TGFβ1 inhibitor, from a Phase 1 trial (DRAGON Trial); Presented at ESMO-TAT; March 7, 2023. *Clinical cutoff date: December 2, 2022. Response is assessed using RECIST v1.1 by PI; the scan is performed during screening, 6 weeks after first dose, every 9 weeks for the next 6 months of treatment, and every 12 weeks thereafter. SRK-181 is an investigational drug candidate that is being evaluated for the treatment of cancer. SRK-181 has not been approved by the US FDA or any other health authority, and its safety and efficacy have not been established.

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DRAGON Part A: Preliminary Efficacy Data*



Duration of Treatment
Part A1
2400 mg q3w
2400 mg q3w
240 mg q3w
2000 mg q2w
2000 mg q2w
2400 mg q3w
2000 mg q2w
800 mg q3w
1600 mg q3w
2400 mg q3w
3000 mg q3w
1600 mg q3w
3000 mg q3w
80 mg q3w
1600 mg q3w
800 mg q3w
3000 mg q3w
1600 mg q3w
2000 mg q2w
Ovarian
Ovarian
Ovarian
Pancreatic
Pancreatic
Colorectal
Testicular
Colorectal
Colorectal
Prostate
Colorectal
Primary Unknown
Prostate
Primary Unknown
Prostate
Colorectal
Prostate
Colorectal
Head and Neck
Part A2
240 mg q3w
2400 mg q3w
800 mg q3w
1600 mg q3w
2400 mg q3w
1600 mg q3w
800 mg q3w
1600 mg q3w
1600 mg q3w
800 mg q3w
240 mg q3w
2400 mg q3w
1600 mg q3w
240 mg q3w
1600 mg q3w
Head and Neck
Head and Neck
ccRCC
Melanoma
Squamous Cell Skin Carcinoma
ccRCC
Liver
Melanoma
TNBC
NSCLC
Head and Neck
Uveal Melanoma
RCC
Uterine
RCC
Progressed on prior anti-PD-(L)1
Clinical cutoff date: December 2, 2022
Assessments:
Partial Response
Progressive Disease
Best reponse of PR
Best response of SD
Best response of PD
Not Evaluated
Discontinued
0 1 2 3 4 5 6 7 8 9 10 11 12
Months

Part A1 (n=19)

- 8 patients had a best response of stable disease (SD)

  All 3 patients with ovarian cancer were stable for 6-10 months

Part A2 (n=15)

- At 800 mg q3w, 1 partial response (PR) was observed in patient with anti-PD-1-resistant clear cell renal cell carcinoma (ccRCC)
- 9 patients had best response of SD
- 6 patients (green highlight) were stable beyond the 16-week cutoff
  - 1 ongoing patient with head and neck cancer had a 29.4% tumor reduction

Yap T et al. Safety and Efficacy Results of SRK-181, a latent TGFβ1 inhibitor, from a Phase 1 trial (DRAGON Trial); Presented at ESMO-TAT; March 7, 2023. *Clinical cutoff date: December 2, 2022. Response is assessed using RECIST v1.1 by PI; the scan is performed during screening, 6 weeks after first dose, every 9 weeks for the next 6 months of treatment, and every 12 weeks thereafter. SRK-181 is an investigational drug candidate that is being evaluated for the treatment of cancer. SRK-181 has not been approved by the US FDA or any other health authority, and its safety and efficacy have not been established.

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Preliminary Efficacy Data in Combination with Pembrolizumab: Best Response in Target Lesions



Best Response in Target Lesions
Best Response of PR
Best Response of PD
Best Response of SD
Ongoing
Part A2
Percent Change from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
NSCLC
800 mg q3w
Uveal Melanoma
2400 mg q3w
Head and Neck
240 mg q3w
Melanoma
1600 mg q3w
Melanoma
1600 mg q3w
Liver
800 mg q3w
RCC
1600 mg q3w
TNBC
1600 mg q3w
Head and Neck
240 mg q3w
Squamous Cell Skin Carcinoma
2400 mg q3w
Head and Neck
2400 mg q3w
RCC
800 mg q3w

Part B (as of 12/2/22)

- **20 patients dosed across multiple cohorts**
- **Two confirmed PRs**
  ongoing patients with anti-PD-1 resistant clear cell renal cell carcinoma
- **All dose levels were generally well tolerated**
  SRK-181 dose of 1500 mg q3w or 1000 mg q2w in combination with anti-PD-(L)1 for Part B

Yap T et al. Safety and Efficacy Results of SRK-181, a latent TGFβ1 inhibitor, from a Phase 1 trial (DRAGON Trial); Presented at ESMO-TAT; March 7, 2023. *Clinical cutoff date: December 2, 2022. Response is assessed using RECIST v1.1 by PI; the scan is performed during screening, 6 weeks after first dose, every 9 weeks for the next 6 months of treatment, and every 12 weeks thereafter. SRK-181 is an investigational drug candidate that is being evaluated for the treatment of cancer. SRK-181 has not been approved by the US FDA or any other health authority, and its safety and efficacy have not been established.

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 36  Summary of ccRCC Patients on Combination Treatment   (Part A2 and Part B)  11 ccRCC patients enrolled  n=2 in Part A2 (all discontinued from study) and n=9 in Part B (5 pts remain on study)  enrollment in Part B continues  3 confirmed PRs observed in ccRCC patients  Patients are anti-PD-1 resistant patient (no response on prior anti-PD-1 therapy and disease progress on the most recent prior anti-PD-1 therapy)   ORR: 27% (3/11)  Yap T et al. Safety and Efficacy Results of SRK-181, a latent TGFβ1 inhibitor, from a Phase 1 trial (DRAGON Trial); Presented at ESMO-TAT; March 7, 2023. *Clinical cutoff date: December 2, 2022. Response is assessed by investiogator using RECIST v1.1 by PI; the scan is performed during screening, 6 weeks after first dose, every 9 weeks for the next 6 months of treatment, and every 12 weeks thereafter. SRK-181 is an investigational drug candidate that is being evaluated for the treatment of cancer. SRK-181 has not been approved by the US FDA or any other health authority, and its safety and efficacy have not been established.  As of clinical cutoff date of Dec 2, 2022

Summary of ccRCC Patients with PR in Dragon (Part A2 and Part B, Combination Treatment)

Responded Pts	SRK-181 Dose (mg, Q3W)	Age (Year)/ Gender	Lines of Prior Therapy	IMDC Score at Screening	Metastatic Sites at Screening	Pt Status	Duration of Treatment (wks)	Best % Change in SOD* from Baseline
Pt #1	Part A2, 800	56/M	1. Sunitinib **2. Nivolumab/Ipilimumab** 3. Cabozantinib 4. Lenvatinib/Everolimus **5. Pembrolizumab/Axitinib**	3 (Poor risk)	Lung/ Lymph Nodes/ Pleural/ Pancreas/ Bone	Off study	30	-57%
Pt #2	Part B, 1500	58/M	**1. Nivolumab/Ipilimumab** 2. Cabozantinib	3 (Poor risk)	Lung/ Lymph Nodes/Liver	Ongoing	32+ (by Dec 2, 2022)	-67%
Pt #3	Part B, 1500	63/M	**1. Nivolumab/Ipilimumab** **2. Nivolumab** 3. Cabozantinib	2 (Intermediate risk)	Lung/ Lymph Nodes	Ongoing	16+ (by Dec 2, 2022)	-50%


Pt#1: Screening
Liver nodule segment II
1.7 × 1.4 (cm)


Pt#1: C8D1
Liver nodule segment II
0.0 × 0.0 (cm)


Pt#2: Screening
Common hepatic lymph node
4.0 × 3.0 (cm)


Pt#2: C7D8
Common hepatic lymph node
3.2 × 1.7 (cm)

Yap T et al. Safety and Efficacy Results of SRK-181, a latent TGFβ1 inhibitor, from a Phase 1 trial (DRAGON Trial); Presented at ESMO-TAT; March 7, 2023. *Clinical cutoff date: December 2, 2022. Response is assessed using RECIST v1.1 by PI; the scan is performed during screening, 6 weeks after first dose, every 9 weeks for the next 6 months of treatment, and every 12 weeks thereafter. *SOD: sum of diameters in target lesions. SRK-181 is an investigational drug candidate that is being evaluated for the treatment of cancer. SRK-181 has not been approved by the US FDA or any other health authority, and its safety and efficacy have not been established.

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37

SRK-181: Encouraging Early Clinical Data Consistent with Hypothesis

Preclinical Data

TGFβ pathway evaluation (PD)
- ✓ Target engagement (blood)
- ✓ TGFβ-1 signaling (tumor p-SMAD2 & RNAseq)

Immunophenotyping, including immune exclusion status
- ✓ Tumor immune contexture (e.g., tumor CD8+ T cells)
- ✓ Immune cell contexture (tumor & blood MDSCs)
- ✓ Immune response markers (e.g., IO gene signature)

Therapeutically relevant dose
- ✓ Drug exposure needed for efficacy

Objective response
- ✓ Anti-tumor response and survival benefits

Phase 1 DRAGON proof-of-concept trial

TGFβ pathway evaluation (PD)
- ✓ Target engagement (blood)
- ⌛ TGFβ-1 signaling (tumor p-SMAD2 & RNAseq)

Immunophenotyping, including immune exclusion status
- ⌛ Tumor immune contexture (e.g., tumor CD8+ T cells)
- ⌛ Immune cell contexture (tumor & blood MDSC's)
- ⌛ Immune response markers (e.g., IO gene signature)

Therapeutically relevant dose
- ✓ Dosing regimens achieved target steady state levels

Objective response
- ✓ Anti-tumor response observed (partial responses)

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 39  *(PD-1/PD-L1)  First in class monoclonal antibody targeting latent and context-independent binding to TGFβ1  Differentiated from other TGFβ inhibitors by its novel selectivity  Offers potential to avoid toxicity and dose-limiting challenges of non-selective TGFβ inhibition approaches  Differentiation  Emerging evidence implicates TGFβ1 as driving resistance to checkpoint inhibitor therapies  Potent and selective inhibitor of latent TGFβ1 activation in preclinical studies  Strong safety and preclinical efficacy data  Strong  Scientific  Rationale  DRAGON Part A demonstrated ability to escalate to high doses of SRK-181 at levels exceeding the anticipated efficacious drug exposure level  Advanced to DRAGON Part B: Evaluating SRK-181 in 5 parallel tumor-specific cohorts, with efficient path towards early POC for each  Early efficacy signals have been observed  Clear  Clinical  Pathway  PD-(L)1* becoming a standard of care therapy in many tumor types; the market for synergistic combination product would be vast  SRK-181 could potentially be used in many tumor types, potentially both in patients resistant to PD-(L)1 and in CPI naïve patients, as well as other therapeutic applications  High Unmet  Medical Need  & Large  Commercial Opportunity  SRK-181Summary

 Next Horizon: Fibrosis

TGFβ is Established as Key Driver of Fibrosis Across Multiple Diseases

Nature Reviews , April 25, 2016 — NATURE REVIEWS | NEPHROLOGY

TGF-β: the master regulator of fibrosis

Xiao-ming Meng[1], David J. Nikolic-Paterson[2] and Hui Yao Lan[3]

J Pathol, July 25, 2021

TGF-β as a driver of fibrosis: physiological roles and therapeutic opportunities

Erine H Budi[1], Johanna R Schaub[1], Martin Decaris[1], Scott Turner[1], Rik Derynck[2]

Int. J. Mol. Sci. August 27, 2018

Targeting TGF-β Signaling in Kidney Fibrosis

Yoshitaka Isaka

J Receptors Sign Trans, Feb 13, 2020

Inevitable role of TGF-β in progression of nonalcoholic fatty liver disease

Bhagyalakshmi Nair and Lekshmi R. Nath

Nature Reviews. August 19, 2014 — NATURE REVIEWS | RHEUMATOLOGY

Transforming growth factor β—at the centre of systemic sclerosis

Robert Lafyatis

Proc Am Thorac Soc, July 3, 2006

Transforming Growth Factor β
A Central Modulator of Pulmonary and Airway Inflammation and Fibrosis

Dean Sheppard

J. Am. Soc. Nephrol. December 3, 2017

Targeting Anti-TGF-β Therapy to Fibrotic Kidneys with a Dual Specificity Antibody Approach

Steve McGaraughty,* Rachel A. Davis-Taber,† Chang Z. Zhu,* Todd B. Cole,* Arthur L. Nikkel,* Meha Chhaya,† Kelly J. Doyle,* Lauren M. Olson,* Gregory M. Preston,† Chrisine M. Grinnell,† Katherine M. Salte,* Anthony M. Giamis,* Yanping Luo,* Victor Sun,† Andrew D. Goodearl,† Murali Gopalakrishnan,* and Susan E. Lacy†

PNAS, February 24, 1986 — PNAS

Transforming growth factor type β: Rapid induction of fibrosis and angiogenesis in vivo and stimulation of collagen formation in vitro

ANITA B. ROBERTS* MICHAEL B. SPORN*, RICHARD K. ASSOIAN*, JOSEPH M. SMITH*, NANETTE S. ROCHE*, LALAGE M. WAKEFIELD*, URSULA I. HEINE*, LANCE A. LIOTTA*, VINCENT FALANGA†, JOHN H. KEHRL‡, AND ANTHONY S. FAUCI‡

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Targeting Latent TGFβ-1 Complexes Creates Multiple "Handles" For Selectivity

Targeting Presenting Molecule/TGFβ-1 Complexes Provides Context Specificity



Latent TGFβ-1
Integrin expressing cell
$\alpha_v\beta_8$ Integrin
Latent TGF-β
LRRC33
Macrophage
Epithelial Cell
$\alpha_v\beta_6$ Integrin
Latent TGF-β
Latent TGF-β binding protein (LTBP)
Fibrillin
Extracellular matrix
Integrin expressing cell
$\alpha_v\beta_8$ Integrin
Latent TGF-β
GARP
T_{reg}

LRRC33 Presents TGFβ on Macrophages

LTBP1 & 3 Present TGFβ in Connective Tissue

GARP Presents TGFβ on Tregs

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LTBP-49247 Reduced TGFβ Signaling and Fibrosis in Preclinical Models of Kidney Fibrosis

LTBP-49247 reduced a TGFβ PD biomarker in kidneys of *Col4a3* KO mice (Alport Syndrome model)


Het
Col4A3 KO
% pSMAD2+ Nuclei
6
5
4
3
2
1
0
**
30
30
30
mg/kg
IgG1
LTBP-49247

LTBP-49247 reduced fibrosis in kidneys of Alport model


Het
Col4A3 KO
HYP (%total protein)
1.5
1.0
0.5
0.0
**
30
30
30
mg/kg
IgG1
LTBP-49247

** $p < 0.01$
One way ANOVA vs. IgG
HYP=hydroxyproline

- Efficacy also seen in rat model of kidney fibrosis
- No observed toxicity in mouse 13-week non-GLP repeat dose study
- Favorable PK in cynomolgus monkeys (t1/2 ~28 days) suggests LTBP-49247 is amenable to clinical subcutaneous dosing with promising developability profile

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 Significant Opportunities to Address High Unmet Need Across Multiple Fibrotic Indications  44  Alport Syndrome (AS)   Focal Segmental Glomerulosclerosis (FSGS)   IgA Nephropathy (IgAN)  Primary Sclerosing Cholangitis (PSC)  Diffuse Cutaneous Systemic Sclerosis (dcSSc)  Idiopathic Pulmonary Fibrosis (IPF)  Collectively, significant commercial potential given large patient population with clear high unmet need given poor outcomes and lack of effective therapeutics  Significant impact to delay or stop progression to end-stage disease and organ transplant   Expansion opportunities via other indications given shared etiologies

 Next Horizon: Iron-Restricted Anemia

BMP6/RGMc Pathway is a Well Validated Regulator of Systemic Iron Homeostasis



Iron signal
BMP/SMAD pathway
Erythropoiesis
Activin B
Inflammation
IL1b
ERFE
Tf-Fe2
sHJV
BMP6
TMPRSS6
IL6
IL6-R
Cell membrane
?
TFRC
HJV
Neogenin
HJV
HFE
TFR2
HFE
TFR2
BMPR2
ACVR2A
ALK3/2
CYTOPLASM
miR-122
Ub
P
JAK
JAK
R-SMAD
Hormones
Metabolism
Growth factors
...
R-SMAD
SMAD7
SMAD4
STAT3
STAT3
NUCLEUS
ER stress
R-SMAD
SMAD4
STAT3
STAT3
CREBH
BMP-RE
STAT3-RE
Hepcidin
Hepatocyte

HJV/RGMc is a key player in the regulation of hepcidin expression

- Human mutations in HJV/RGMc establish it as a central player in hepcidin regulation[1]
- Knockout phenotypes and tissue-specific expression pattern demonstrate that its predominant role is in iron homeostasis[2]
- Member of repulsive guidance molecule (RGM) family (RGMa, RGMb, RGMc/HJV) that act as BMP co-receptors to modulate BMP signaling[3]

Anemia of Inflammation/ Chronic Disease

- Elevation of proinflammatory cytokines drives increased hepcidin expression and results in anemia due to functional iron deficiency[4]

Untreated	Ab treated
↑ Hepcidin	↓ Hepcidin
↓ Serum iron	↑ Serum iron

Fig: Muckenthaler, M.U., Rivella, S., Hentze, M.W. and Galy, B. (2017) A Red Carpet for Iron Metaboism. *Cell*, 168(3): 344-361
1: *Kuns-Hashimoto R, et al.* (2008) Selective binding of RGMc/hemojuvelin, a key protein in systemic iron metabolism, to BMP-2 and neogenin. *Am J Physiol Cell Physiol* 294(4):C994-C1003
2: *Constante M, et al.. (2007)* Repression of repulsive guidance molecule C during inflammation is independent of Hfe and involves tumor necrosis factor-alpha. *Am J Pathol* 170(2):497-504
3: *Core A.B., et al.* (2014) Hemojuvelin and bone morphogenetic protein (BMP) signaling in iron homeostasis. *Front Pharmacol.* 5:104.
4. Wang CY and Babitt JL. (2016) Hepcidin Regulation in the Anemia of Inflammation. *Curr Opin Hematol* 23(3): 189-197.

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HJV-35202: An Investigational High-Affinity Antibody Demonstrating Selective Inhibition of HJV/RGMc and Robust PK/PD in Cynos

Key Attributes of HJV-35202:[1,2]

- High-affinity antibody
- Specific to RGMc, with mechanism of specificity understood
- Cross-reactive to human, mouse, rat and cyno
- Sustained PD observed in healthy rats and cynos, with clear PK/PD relationship
- Highly manufacturable framework with no sequence liabilities
- Formulatable into a subcutaneous format (150 mg/mL)

Potent in vitro binding affinity (KD=3.9E-11)


100
50
0
-15
-10
-5
Log (M)

Highly specific to RGMc/HJV with well understood mechanism


BMP2
Region A
RGMC
Region B
α3
α2
α1
Region B
BMP2
RGMC
Region A

Specific to RGMc over other RGM family members


Octet Response Units
0.5
0.4
0.3
0.2
0.1
0.0
RGMa
RGMb
RGMc/HJV
RGMa
RGMb
RGMc/ HJV

Sustained PD effect in single dose Cyno study


HJV-35202 (mg/mL)
1000
100
10
1
0.1
0.01
0 7 14 21 28 35 42 49 56 63 70
Time (Days)
400
350
300
250
200
150
100
50
0
Serum Iron and UIBC (mg/dL)
PK: HJV-35202 (10mg/kg, IV)
PD: UIBC: HJV-35202 (10mg/kg, IV)
PDF: Serum Iron: HJV-35202 (10mg/kg, IV)

1. Nicholls S.B., et al. Poster: RGMc-selective antibodies modulate iron homeostasis in vivo, *12th International BMP Conference, Tokyo, October 2018*
2. Scholar Rock, Data on File

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 Significant Opportunities to Target Iron-Restricted Anemias Across Multiple Indications  48  Chronic Kidney Disease (CKD)  Anemia of Chronic Inflammation (AI)  Myelofibrosis (MF)  Targeting RGMc/HJV for anemia is well validated and relatively de-risked  High levels of hepcidin, the main regulator of systemic iron metabolism, are associated with anemia across various diseases  Safe and convenient RGMc inhibitor has promise of improving patient outcomes across multiple indications as stand alone or in combination with SoC   Significant and clear unmet need given lack of approved treatments or severe limitations of current treatments  Well defined patient population  Collectively, sizeable commercial opportunity given relatively large population  Potential for rapid POC with clear regulatory path  Opportunity to build an anemia franchise with initial POC and indication expansion in the future

 Scholar Rock Summary

 50  Key Investment Highlights  Revolutionary Platform  Overcome the Challenges  targeting the latent forms of growth factors  Discover and Develop  monoclonal antibodies with extraordinary selectivity  Positioned For Success  Upcoming Data Readouts  for both clinical programs  $205M financing in June 2022  Cash balance of $275M as of March 31, 2023; anticipated runway into 2025  Robust Clinical Pipeline  SRK-181 (Phase 1)  Potential to shift current treatment landscape for cancer patients with CPI resistance  Apitegromab (Phase 3)  Potential first-in-class  Significant market opportunity   Program on track  Clear path to approval  Discovery-stage Pipeline  Fibrosis and iron-restricted anemia  Strategic optionality

 Appendix

TOPAZ Baseline Characteristics[1,2]

			N (dosed)	Mean age (min, max)	Mean RHS (min, max)	Mean HFMSE (min, max)	Prior Nusinersen, Months Mean (min, max)*	No. of patients with 2,3, or 4 SMN2 copies	Discontinuation(s)
Ambulatory	COHORT 1: Age 5-21	20 mg/kg monotherapy	11	12 (7, 19)	48 (26, 63)		**N/A**	1, 4, 4	0
Ambulatory	COHORT 1: Age 5-21	20 mg/kg + nusinersen	12	13 (7, 21)	51 (43, 62)		**20 (12, 28)**	0, 9, 1	1†
Ambulatory	COHORT 1: Age 5-21	Pooled	23	13 (7, 21)	50 (26, 63)		**N/A**	1, 13, 5	1†
Nonambulatory	COHORT 2: Age 5-21	20 mg/kg + nusinersen	15	12 (8, 19)		23 (13, 39)	**25 (12, 39)**	0, 11, 2	0
Nonambulatory	COHORT 3: Age 2+	20 mg/kg + nusinersen	10	4 (2, 6)		24 (14, 42)	**24 (10, 34)**	1, 8, 0	0
Nonambulatory	COHORT 3: Age 2+	2 mg/kg + nusinersen	10	4 (2, 6)		26 (12, 44)		1, 8, 1	0
Nonambulatory	COHORT 3: Age 2+	Pooled	20	4 (2, 6)		25 (12, 44)		2, 16, 1	0

*Patients on average received ~2 years of nusinersen treatment at baseline and ~3 years of nusinersen treatment by the end of the TOPAZ study (12-months). SMN2 copy numbers were not available for all patients. †12-month baseline characteristics recorded in the table, 1-cohort 1 patient and 1- cohort 2 patient discontinued during 24M Extension Period A. All discontinuations were for reasons unrelated to study drug.

HFMSE, Hammersmith Functional Motor Scale–Expanded; max, maximum; min, minimum; RHS, Revised Hammersmith Scale; SMN, survival motor neuron.

1. Crawford T, et al. Neuromuscul Disord. 2022;32(Suppl1):S86-S87. P102. 2. Crawford T, et al. TOPAZ Extension: 24-month Efficacy and Safety of Apitegromab in Patients With Later-onset Spinal Muscular Atrophy (Type 2 and Type 3 SMA). Presented at CureSMA Annual Conference; June 16-19, 2022.

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TOPAZ Patient Disposition Over 36 Months



ENROLLMENT
n=58
YEAR 1: Thx Period
n=57
YEARS 2-4: Extension
N=50
SMN Rx ≥ 5
AMBULATORY
N=23
Ages 5-21
Type 3 SMA
SMN
Therapy
No
n=11
Apitegromab 20 mg
monotherapy
n=11
Apitegromab 20 mg
monotherapy
4 withdrew consent
(lack of benefit)
1 withdrew consent
(lack of benefit)
Yes
n=12
Apitegromab 20 mg
+ nusinersen
1 withdrew
consent
(fatigue /weight gain)
n=11
Apitegromab 20 mg
+ nusinersen
1 withdrew consent
(COVID concern)
NONAMBULATORY
N=15
Ages 5-21
Type 2 or
Type 3 SMA
n=15
Apitegromab 20 mg
+ nusinersen
n=15
Apitegromab 20 mg
+ nusinersen
1 withdrew consent
(COVID concern)
ONYX
Study
SMN Rx < 5
NONAMBULATORY
N=20
Ages ≥ 2
Type 2 SMA
SMN
Therapy
No
n=10
Apitegromab 2 mg
+ nusinersen
Yes
n=10
Apitegromab 20 mg
+ nusinersen
n=20
Apitegromab 20 mg
+ nusinersen*

a. Patients stratified based on previous treatment with approved SMN therapy.
b. Patients randomized to receive 2 or 20 mg/kg apitegromab.
*Includes patients who crossed over from 2 mg/kg to 20mg/kg starting week 68 through week 104
** Excludes patients on monotherapy
SMN Rx=SMN therapy.

TOPAZ patient retention

PRIMARY TREATMENT:

58 ENROLLED

57 completed primary treatment period and enrolled in the extension study

- 1 withdrew consent due to fatigue & weight gain

EXTENSION:

57 ENROLLED

7 discontinued

- 2 due to concerns with COVID-19
- 5 on monotherapy due to lack of benefit
- >90% of patients on combination therapy remained in study**

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Pooled Nonambulatory Patients | Age 2 – 12 | All Doses | Over 36 Months

Improvements in PRO Measures Consistent With Motor Function



PEDI-CAT Daily Activities
IMPROVEMENT
Change from baseline (±SE)
Year 1
Year 2
Year 3
5
4
3
2
1
0
-1
-2
Time (weeks)
0 8 16 24 32 40 52 68 84 104 120 136 156
No. of observations
25 23 24 16 18 20 20 23 18 19 14 13 15



HFMSE
IMPROVEMENT
Year 1
Year 2
Year 3
8
7
6
5
4
3
2
1
0
-1
-2
0 8 16 24 32 40 52 68 84 104 120 136 156
29 29 29 23 24 26 26 26 26 23 22 22 23



PROMIS Fatigue (Proxy)
IMPROVEMENT
Change from baseline (±SE)
Year 1
Year 2
Year 3
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
Time (weeks)
0 8 16 24 32 40 52 68 84 104 120 136 156
No. of observations
21 19 18 15 15 18 12 16 17 16 13 11 12



RULM
IMPROVEMENT
Year 1
Year 2
Year 3
4
3
2
1
0
-1
-2
0 8 16 24 32 40 52 68 84 104 120 136 156
28 28 28 22 23 26 25 26 26 25 22 22 22

N = 29.; Baseline mean age=5.5 | Time on SMN Rx=24.6m

HFMSE=Hammersmith Functional Motor Scale Expanded; OC=observed case; PEDI-CAT=Pediatric Evaluation of Disability Inventory Computer Adaptive Test; PROMIS=Patient Reported Outcome Measurement Information System; RULM=Revised upper limb module; SE=standard error of the mean. SMN Rx=SMN therapy. Data on File. Scholar Rock, Inc. Cambridge, MA. Data cutoff date as of March 13, 2023. Error bars represent standard error (SE). Data cutoff date as of March 13, 2023. The updated PEDI-CAT analysis included additional records (2 at 12 months and 1 at 24 months) that were not available at the time of previous analysis. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

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PEDI-CAT Daily Activities Over 36 Months

Improvements Were Substantial and Sustained

Pooled Nonambulatory Patients

Age 2-21 Years
All Doses (N=35)

Baseline mean age=7.3 | Time on SMN Rx=24.1m


Mean Change from Baseline (+SE)
4
3
2
1
0
0
1.3
1.2
2.2
2.2
Baseline
6 Months
12 Months
24 Months
36 Months

	Baseline	6 Months	12 Months	24 Months	36 Months
n=	35	21	25	23	17
95% CI=		(-0.0, 2.6)	(-0.1, 2.6)	(0.9, 3.5)	(-0.1, 4.5)

Age 2-12 Years
All Doses (N=29)

Baseline mean age=5.5 | Time on SMN Rx=24.6m


4
3
2
1
0
0
0.9
0.8
1.9
1.7
Baseline
6 Months
12 Months
24 Months
36 Months

	Baseline	6 Months	12 Months	24 Months	36 Months
n=	29	16	20	19	15
95% CI=		(-0.1, 2.0)	(-0.5, 2.1)	(0.5, 3.2)	(-0.8, 4.2)

For the 36-month evaluation, an observed case analysis was conducted, which pooled all the nonambulatory patients (Cohorts 2 and 3) and was based upon the available data for given timepoints. This analysis population included patients receiving either low dose (2 mg/kg) or high dose (20 mg/kg) apitegromab (inclusive of patients in Cohort 3 who switched from 2 mg/kg to 20 mg/kg in Year 2). Error bars represent SE. CI represents confidence interval. SMN Rx=SMN therapy. Data cutoff date as of March 13, 2023. The updated analysis included additional records (2 at 12 months and 1 at 24 months) that were not available at the time of previous analysis. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

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 PEDI-CAT Daily Activities Over 36 Months Improvements Were Substantial and Sustained  56  For the 36-month evaluation, an observed case analysis was conducted, which pooled all the nonambulatory patients (Cohorts 2 and 3) and was based upon the available data for given timepoints. This analysis population included patients receiving either low dose (2 mg/kg) or high dose (20 mg/kg) apitegromab (inclusive of patients in Cohort 3 who switched from 2 mg/kg to 20 mg/kg in Year 2). Error bars represent SE. CI represents confidence interval. SMN Rx=SMN therapy. Data cutoff date as of March 13, 2023. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.  Baseline mean age=7.3 | Time on SMN Rx=24.1m   Baseline mean age=5.5 | Time on SMN Rx=24.6m   n=  35  21  25  23  17  95% CI=  (-0.0, 2.6)  (-0.1, 2.6)  (0.9, 3.5)  (-0.1, 4.5)  Mean Change from Baseline (+SE)  n=  29  16  20  19  15  95% CI=  (-0.1, 2.0)  (-0.5, 2.1)  (0.5, 3.2)  (-0.8, 4.2)  Pooled Nonambulatory Patients   Age 2-21 YearsAll Doses (N=35)  Age 2-12 YearsAll Doses (N=29)

 PROMIS Fatigue (Proxy) Over 36 Months Improvements Were Substantial and Sustained  57  For the 36-month evaluation, an observed case analysis was conducted, which pooled all the nonambulatory patients (Cohorts 2 and 3) and was based upon the available data for given timepoints. This analysis population included patients receiving either low dose (2 mg/kg) or high dose (20 mg/kg) apitegromab (inclusive of patients in Cohort 3 who switched from 2 mg/kg to 20 mg/kg in Year 2). Error bars represent SE. CI represents confidence interval. SMN Rx=SMN therapy. Data cutoff date as of March 13, 2023. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.  Mean Change from Baseline (+SE)  Pooled Nonambulatory Patients   n=  35  19  17  20  14  95% CI=  (-4.3, 1.4)  (-5.7, 0.8)  (-6.0, -0.3)  (-8.7, -0.5)  n=  29  15  13  17  12  95% CI=  (-3.7. 2.8)  (-6.0, 0.2)  (-6.0. 0.1)  (-8.9, 0.4)  Baseline mean age=7.3 | Time on SMN Rx=24.1m   Baseline mean age=5.5 | Time on SMN Rx=24.6m   Age 2-21 YearsAll Doses (N=35)  Age 2-12 YearsAll Doses (N=29)

TOPAZ Topline 12-Month Data Showed Apitegromab's **Transformative Potential in Patients with Type 2/3 SMA**

Majority of nonambulatory patients* experienced HFMSE increases from apitegromab during chronic maintenance phase of SMN therapy



HFMSE change from baseline
20
15
10
5
0
-5
-10

Apitegromab led to HFMSE improvements in both nonambulatory cohorts including patients started on nusinersen at age ≥ 5

	Initiated background nusinersen	
	Age < 5**	Age ≥ 5
Mean HFMSE Increase	+7.1 points	+0.6 points
≥ 1-point Increase % (n/N)	88% (7/8)	64% (9/14)
≥ 3-point Increase % (n/N)	63% (5/8)	29% (4/14)

Crawford T et al. TOPAZ topline results; Presented at CureSMA, 2021 Virtual SMA Research & Clinical Care Meeting; June 9-11, 2021
* Pooled cohorts of nonambulatory patients treated with apitegromab 20 mg/kg and 2 mg/kg
**Nonambulatory patients who initiated background nusinersen at a young age of <5 years and treated with apitegromab 20 mg/kg dose. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

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TOPAZ Age 2-12 Analysis* in Pooled Nonambulatory Cohorts (20mg/kg) at 12 Months

Mean Increase of Motor Function Outcomes by HFMSE was Significant

TOPAZ

Mean HFMSE Increase OF 4.4 POINTS

with majority experiencing ≥ 3-point increases on top of background SMN therapy

HFMSE Gains Also Notable in subset of individuals in this analysis who had started background nusinersen at age ≥ 5:

- 75% (6/8) with ≥ 1-point increase
- 50% (4/8) with ≥ 3-point increase

Nonambulatory Types 2/3 SMA (Apitegromab 20 mg/kg; Intent-to-Treat Population)	**Age 2-12 years** (n=16†)
Mean HFMSE change from baseline, (95% CI)	**+4.4 (1.3, 7.4)**
Patients with ≥ 1-pt increase in HFMSE, n (%)	**13 (81%)**
Patients with ≥ 3-pt increase in HFMSE, n (%)	**9 (56%)**

TOPAZ results showed HFMSE improvement from baseline or RHS stabilization across all three pre-specified cohorts.[1]

No safety signals for apitegromab were identified through month 12 of TOPAZ; the five most frequently reported treatment-emergent adverse events were headache, pyrexia, upper respiratory tract infection, cough, and nasopharyngitis

*Exploratory, post hoc analysis. †For 12-month endpoint, if participants skipped three consecutive doses due to site restrictions caused by COVID-19, records after dose skipping were excluded from analysis. The last observation carried forward was used for other missing data.

1. Crawford T et al. TOPAZ topline results. Presented at Muscular Dystrophy Association, 2023 Clinical & Scientific Conference, March 22, 2023. CI, confidence interval; HFMSE, Hammersmith functional motor scale expanded; SMA, spinal muscular atrophy. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

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TOPAZ 12-Month Data | Nonambulatory Type 2 High Dose Cohort

Initiated nusinersen age <5[1,2]

TOPAZ

Increases in HFMSE observed in patients already treated with chronic maintenance nusinersen

- Improved: 88% (7/8)
- ≥ 5-point increase: 63% (5/8)
- > 10-point increase: 38% (3/8)

Continuous and durable improvements observed through 12-months of treatment

Apitegromab (20 mg/kg) + nusinersen	n=8*
Mean change from baseline in HFMSE (95% CI)	**+7.1 (1.8, 12.5)**
# (%) patients achieving:	
≥ 1-pt increase in HFMSE	7/8 (88%)
≥ 3-pt increase in HFMSE	5/8 (63%)
≥ 5-pt increase in HFMSE	5/8 (63%)
Baseline characteristics: mean (min, max)	n=10
Age	3.8 (2, 6)
HFMSE score	23.5 (14, 42)
# of nusinersen maintenance doses	5.4 (3, 8)

*This was a primary intent-to-treat (ITT) analysis that, as prespecified, excluded 2 patients who missed 3 doses due to COVID-19 related site access restrictions. An all-patients sensitivity analysis that included those 2 patients had similar results as this primary ITT analysis.

1. Crawford T et al. TOPAZ topline results; Presented at CureSMA, 2021 Virtual SMA Research & Clinical Care Meeting; June 9-11, 2021. 2. Data on file; Scholar Rock. 2022.

Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

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TOPAZ 12-Month Data | Nonambulatory Type 2/3 Cohort

Initiated nusinersen age ≥5[1,2]

TOPAZ

Majority of patients improved in HFMSE (despite initiating background nusinersen age ≥ 5)

- ≥ 1-point increase: **~67%**
- ≥ 3-point increase: **~30%**

Durability of effect observed through 12-months of treatment

Apitegromab (20 mg/kg) + nusinersen	Per Protocol Population* (n=13)	Intent-to-Treat Population (n=14)
Mean change from baseline in HFMSE (95% CI)	**+1.2 (-0.5, 2.9)**	**+0.6 (-1.4, 2.7)**
# (%) patients achieving:		
≥ 1-pt increase in HFMSE	9/13 (69%)	9/14 (64%)
≥ 3-pt increase in HFMSE	4/13 (31%)	4/14 (29%)
≥ 5-pt increase in HFMSE	2/13 (15%)	2/14 (14%)
Baseline characteristics: mean (min, max)	n=15	
Age	11.7 (8, 19)	
HFMSE score	22.7 (13, 39)	
# of nusinersen maintenance doses	5.1 (2, 9)	

*Intent-to-treat analysis excluded 1 patient (per prespecified approach) who missed 3 doses due to COVID-19 related site access restrictions; 1 patient who had inadvertently been enrolled who was receiving (and continued to receive) an acetylcholinesterase inhibitor was removed, which is not permitted per the trial protocol; 1. Crawford T et al. TOPAZ topline results; Presented at CureSMA, 2021 Virtual SMA Research & Clinical Care Meeting; June 9-11, 2021. 2. Data on file. Scholar Rock, Inc. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established.

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 TOPAZ 12-Month HFMSE Changes and Duration of Prior Nusinersen  62  Patients enrolled were already in the chronic maintenance phase of nusinersen  Lack of clear correlation between 12-month HFMSE & duration of prior nusinersen exposure in patients aged 2 – 21 suggests motor function improvement mainly attributable to apitegromab  Post hoc analysis: Scatter plot of prior nusinersen treatment duration vs change in HFMSE from baseline; in nonambulatory Types 2 and 3 participants in TOPAZ, there was no clear relationship between duration of nusinersen treatment and change in motor function. Patients skipped 3 or more doses due to COVID-site restrictions excluded; apitegromab is an investigational product candidate under development. HFMSE, Hammersmith Functional Motor Scale–Expanded

Nonambulatory Type 2/3 SMA

Majority of Patients Started on SMN Therapy After Age 5 Do Not Experience Motor Function Increases

Nusinersen CHERISH Trial in Later-Onset SMA[1]



◆ Nusinersen (N=66)
● Control (N=34)
Change From Baseline to 15 Months in HFMSE Score
15
10
5
0
-5
-10
-15
2
4
6
8
Age, year

In patients with later-onset SMA who were age >5 at screening:

- Primary benefit of nusinersen: stabilization of motor function
- Majority of patients do not experience HFMSE increases

Risdiplam SUNFISH Trial in Later-Onset SMA[2]



Risdiplam
Placebo
% of patients with > 3 change in MFM32 total at Month 12
100
80
60
40
20
0
2-5 Years
6-11 Years
12-17 Years
18-25 Years
Change in MFM32 total score

- Low percentage of patients over the age of 5 achieved ≥3-point increase on MFM32 scale, even with risdiplam treatment
- HFMSE secondary endpoint showed a mean 0.58-point improvement over placebo (not statistically significant)

1. Mercuri E, et.al. Nusinersen versus sham control in later-onset spinal muscular atrophy. *N Engl J Med.* 2018;378:625-635.
2. Efficacy and safety of risdiplam (RG7916) in patients with Type 2 or non-ambulant Type 3 spinal muscular atrophy (SMA) Roche/PTC Therapeutics

This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results

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Significance of Hammersmith Functional Motor Scale Expanded (HFMSE) and Revised Upper Limb Module (RULM)

HFMSE

Assesses the physical abilities of patients with Types 2/3 SMA

ABLE TO:

Touch Head Above Ear Level
whilst maintaining stable trunk and head



Roll From Supine to Prone
over the right side without pulling/ pushing on hands



33 Items
Graded on scale 0 to 2

0 = unable
1 = performed with modification or adaptation
2 = without modification or adaptation

Item scores are summed to give a total score

The higher the total score, the greater the patient's motor function

Maximum score: 66

Examples of items:

- One hand to head in sitting
- Rolls supine to prone
- Lying to sitting
- Four-point kneeling
- Supported standing
- Stepping
- Ascends 4 stairs with railing

RULM

Evaluates Motor Performance in Upper Limbs

ABLE TO:

Bring Token to Cup
placed vertically at shoulder height



Bring Weight at Eye Level
using two hands



19 Items
Graded on scale 0 to 2
(Except for 1 activity with a binary score)

0 = unable
1 = able with modification
2 = able with no difficulty

Evaluated upper limb tasks correspond to ability to perform everyday activities

Maximum score: 37

Examples of items:

- Putting a coin into a cup
- Elevating a cup to mouth
- Picking up a coin
- Bringing hand to shoulder
- Lifting up weighted objects
- Opening a zip lock bag
- Drawing a line on paper

O'Hagen et al. 2007; Glanzman et al. 2011; Hammersmith Functional Motor Scale Expanded for SMA (HFMSE) Manual, 2019
Mazzone et al. 2017; Pierzchlewicz et al. 2021; Revised Upper Limb Module for SMA Manual, 2014

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Activities of Daily Living and Fatigue: Assessed by Three Measures

PEDI-CAT, PROMIS, and ESBBT

Used to assess:

- ADL
- Fatigue
- Muscle Endurance

1 PEDI-CAT:

Measure of activities of daily living

Measures pediatric abilities through 3 functional domains, daily activities, mobility, and social cognitive[1]

- 4-point scale **(1=unable to 4=easy)** assessment of various activities, **higher scores reflect improved abilities**[1,2]
- PEDI-CAT has been validated in SMA, but alone cannot identify small changes in function across all types of SMA[3]

2 PROMIS (Fatigue):

Measure of Patient Fatigue

PRO measurement tool[4]

- Measures mild subjective feelings of tiredness to debilitating and sustained feelings of exhaustion, **with lower scores reflecting less fatigue**[4,5]
- Has been utilized to assess fatigue and fatigability in the Cure SMA database, but has not been fully validated in SMA[5]

3 ESBBT (Fatigability):

Measure of how fast a patient fatigues

Muscle endurance measurement tool[6]

- Part of a series of endurance shuttle tests that include: nine-hole peg test, box and block test, and walk test (ESNHPT, ESBBT, and ESWT)[6]
- Patients are asked to move blocks individually from one box to another in one minute, with **higher numbers of blocks suggesting higher muscle endurance**[6]
- The endurance shuttle tests have been validated for use in patients with SMA[7]

ADL, activities of daily living; ESBBT, endurance shuttle box and block test; ESNHPT, endurance shuttle nine-hole peg test; ESWT, endurance shuttle walk test; PEDI-CAT, pediatric evaluation of disability inventory computer adaptive test; PROMIS, patient-reported outcomes measurement information system; PRO(s), patient-reported outcome(s); SMA, spinal muscular atrophy.

1. Cre Care. PEDI-CAT. Accessed April 26, 2022. https://www.pedicat.com/. 2. Data on file; Scholar Rock. 2022. 3. Pasternak A, et al. *Muscle Nerve*. 2016;54(6):1097-1107. 4. NIH. PROMIS. Accessed April 26, 2022. https://commonfund.nih.gov/promis/index. 5. Belter L, et al. *Orphanet Journal of Rare Diseases*. 2020;15:217. 6. Cure SMA. Best Practices for Physical Therapists and Clinical Evaluators in Spinal Muscular Atrophy (SMA). 2021. Available at: https://www.curesma.org/wp-content/uploads/2021/09/Clinical-Evaluators-Best-Practices-13-August-2021.pdf. 7. Bartels B, et al. *Orphanet Journal of Rare Diseases*. 2020;15:75.

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 Reported Impact of Scoliosis Surgery on Motor Abilities in SMA  66  Dunaway Young et al. 2020  Scoliosis Surgery  HFMSE Total Score  3-month post-surgery assessment  14/17  Lost >3 points on the HFMSE (mean change = - 12.1, SD = 8.9)   Functionally meaningful change   13/17  Minimal HFMSE changes within ± 2 points (mean change = - 0.7)  No change or stability  0/17  Improvement > 2 points post-surgery  Post-Surgery HFMSE scores Type 2/3 SMApeer-reviewed study

 SRK-181: Transformative Potential as the Backbone For Next Era of Cancer Therapy  67  CPI Combination  (solid tumors)  Other Combinations (solid tumors)  & Hematologic  Other immunotherapies  Chemotherapy   XRT  Otherapplications  Myelofibrosis  Liquid tumors  1st line immunotherapy  First in class monoclonal antibody targeting latent and context-independent binding to TGFB-1  CURRENT FOCUS  Primary and AcquiredCPI resistance  Investigation in primary (pre-existing) CPI resistance offers path to early clinical POC for SRK-181

Context-Independent: SRK-181 Designed to Inhibit Latent TGFβ-1 Across All Compartments of the Tumor Microenvironment

Latent TGFβ-1

Key driver of tumor resistance to CPIs
Present in multiple compartments of the tumor microenvironment



SRK-181 Attributes

Targets latent TGFβ-1

Inhibits activation of latent TGFβ-1 across **ALL** compartments

Turns it off at the source

	Tumor Associated Macrophage	Cancer Associated Fibroblasts (Stromal cells)	Regulatory T cell	Tumor cells
TGFβ source presentation	*LRRC33*	*LTBPs*	*GARP*	*LTBPs*

TGFβ Latent growth factor

LRRC33: leucine-rich-repeat-containing protein family member 33 | LTBPs: latent transforming growth factor β binding proteins | GARP: glycoprotein A repetitions predominant

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SRK-181 Therapeutic Hypothesis: Potential Advantages of Latent TGFβ-1 Inhibitor

	SRK-181*	Bifunctional TGFβ/CPI	ALK5 Inhibitor	Nonselective TGFβ antibody
Selectivity for TGFβ-1: potential for wider therapeutic window and improved safety	✓	✗	✗	✗
Ability to combine with any anti-PD-(L)1	✓	✗	✓	✓
Ability to optimize dosing of each component of combination therapy	✓	✗	✓	✓
Activity spatially distinct from anti-PD-(L)1 in tissue	✓	✗	✓	✓
Inhibits all sources of TGFβ-1 contributing to CPI resistance (Context independent)	✓	✗	✓	✓
Target latent form (Blocks TGFβ-1 activation)	✓	✗	✗	✗

*SRK-181 is an investigational product candidate currently being evaluated in DRAGON phase 1 clinical trial. The efficacy and safety of SRK-181 have not been established.

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TGFβ-1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy


Bladder Cancer
Breast Cancer (TGFβ-1/3 co-expressing)
Tumor volume (mm3)
SRK-181-mIgG1*
(10 mg/kg QW)
Responders 0/12
Anti-PD1
(10 mg/kg BIW)
0/13
Control
Responders 0/9
Anti-PD1
(10 mg/kg BIW)
0/9
Anti-PD1/
SRK-181-mIgG1
(3 mg/kg QW)
4/14
Anti-PD1/
SRK-181-mIgG1
(10 mg/kg QW)
8/14
SRK-181-mIgG1*
(10 mg/kg QW)
0/10
Anti-PD1/
SRK-181-mIgG1
(10 mg/kg QW)
5/10
MBT-2 and EMT6 Models
Days after treatment initiation

Preclinical data published in Science Translational Medicine. Martin CJ, et al. Sci Transl Med. 2020 Mar 25;12(536):eaay8456.
https://scholarrock.com/platform/publications/.
*SRK-181-mIgG1 is the murine version of SRK-181; responder defined as tumor size <25% endpoint volume at study end.

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SRK-181-mIgG1 Combination Treatment Led to Melanoma Tumor Regression and Survival Benefit

Tumor Regression

Monotherapy

Combination Therapy

Led to tumor regression and survival benefit



SRK-181-mIgG1
(30 mg/kg QW)
Anti-PD1
(10 mg/kg BIW)
Anti-PD1/SRK-181-mIgG1
(10 mg/kg QW)
Anti-PD1/SRK-181-mIgG1
(30 mg/kg QW)
Tumor volume (mm3)
2000
1500
1000
500
0
0 14 28 42 56 70
Responders 0/12
3/12
4/9
8/11
Days after treatment initiation

Survival Benefit



100
75
50
25
0
0 14 28 42 56 70
Days after treatment initiation
Anti-PD1 + SRK-181-mIgG1 (30 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (3 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (10 mg/Kg/wk)
Anti-PD1 (10 mg/Kg/2xwk)
SRK-181-mIgG1 (30 mg/Kg/wk)
Control

*P<0.01.
†P<0.05 Log-rank (Mantel-Cox test) vs anti-PD1.

Melanoma (Cloudman S91) model

Preclinical data published in Science Translational Medicine. Martin CJ, et al. Sci Transl Med. 2020 Mar 25;12(536):eaay8456. https://scholarrock.com/platform/publications.

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Selectivity of SRK-181 Offers Potential to Overcome Toxicity and Dose-limiting Challenges of Non-selective TGFβ Pathway Approaches



Toxicology:
Unremarkable
Slight
Minimal
Moderate
Non-selective TGFβ
Toxicity: Minimal, slight and moderate
Selective TGFβ-1
Toxicity: Minimal
CONTROL
Vehicle iv, qwk x 4
LY2109761
300 mg/kg po, qd x 8
PanTGFβAb
30 mg/kg Iv, 1 dose
SRK-181
10 mg/kg iv, qwk x 4
30 mg/kg iv, qwk x 4
100 mg/kg iv, qwk x 4
Microscopic Observations in Heart
Valvulopathy
Atrium—Mixed cell infiltrate
Myocardium—Degeneration/necrosis
Myocardium—Hemorrhage
Myocardium—Mixed cell infiltrate, base
Coronary artery—Necrosis with inflammation
Cardiomyocyte—Necrosis/inflammatory cell infiltrate
• Not test article related

Repeat Dose Pilot Toxicology Study

Adult female Sprague Dawley rats

Cardiac findings were exhibited in animals dosed with pan-TGFβ antibody or LY2109761 (inhibitor of ALK5, common TGFβ receptor kinase) **as expected based on published data†**

NO CARDIOTOXICITIES (valvulopathy) were noted with SRK-181
NOAEL for SRK-181: 100 mg/kg QW
(highest dose evaluated)

4-week GLP toxicology studies

RATS
NOAEL for SRK-181: 200 mg/kg QW
(highest dose evaluated)

NON-HUMAN PRIMATES
NOAEL for SRK-181: 300 mg/kg
(highest dose evaluated)

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med* 2020 Mar 25;12(536): eaay8456.

*Source: Anderton MJ, et al. Induction of heart valve lesions by small-molecule ALK5 inhibitors. *Toxicol Pathol.* 2011;39: 916-924.; and Stauber AJ, et al. Nonclinical safety evaluation of a transforming growth factor β Receptor I kinase inhibitor in Fischer 344 rats and beagle dogs. *J Clin Pract.* 2014: 4:3.

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 Bladder urothelial carcinoma  Had & neck squamous carcinoma  Kidney clear cell carcinoma  Kidney papillary cell carcinoma  Liver hepatocellular carcinoma  Lung adenocarcinoma  Skin cutaneous melanoma  Stomach adenocarcinoma  Acute myeloid leukemia  Adrenocortical cancer  Brain lower grade glioma  Breast invasive carcinoma  Cervical & endocervical cancer  Cholangiocarcinoma  Colon adenocarcinoma  Diffuse large B-cell carcinoma  Esophageal carcinoma  Glioblastoma multiforme  Kidney chromophobe  Lung squamous cell carcinoma  Mesothelioma  Ovarian serous cystadenocarcinoma  Pancreatic adenocarcinoma  Pheochromocytoma & paraganglioma  Prostate adenocarcinoma  Emerging Evidence Implicates TGFβ-1 as Driving Primary Resistance to Checkpoint Inhibitors  73  Human Tumor Analyses Reveal TGFβ-1 as Most Likely Driver of TGFβ Signaling Pathway in Cancers  †Priti H, et al. Top 10 challenges in cancer immunotherapy. Immunity. 2020 Jan 14:52(1):17-35. https://doi.org/10.1016/j.immuni.2019.12.011.  *Source: National Cancer Institute - Cancer Genome Atlas Program.  NSCLC  TMB  Low  High  Substantial % of Solid Tumors Exhibit Immune Exclusion  Immune Excluded  Immune Phenotype  Inflamed  Immune Desert  Tumor Type  Melanoma  RCC  UBC  TNBC  Gastric  CRC MSS  Pancreatic  SCLC  HR+BC  Prostate  Immune Excluded  Inflamed  Immune Desert  Cancer Genome Atlas RNAseq Analysis of >10,000 Samples Spanning 33 Tumor Types*  TGFB1  TGFB2  TGFB3  Scale  % of patient samples (+)  for TGF-β isoform  100  80  60  40  20  0

Biomarker Strategies Employed in DRAGON Trial

Multiple tissue-based and circulating biomarker analyses to be evaluated in DRAGON study

Immunophenotyping
Assessment of immune landscape

- Higher resolution histochemical characterization of tumor immune contexture (e.g. CD8+)
  - Classification of inflamed, excluded or immune desert tumors and tumor nests
  - Ability of SRK-181 to overcome tumor immune exclusion
- Analysis of immune response markers (e.g. PD-L1)
- Changes to intra-tumoral and/or circulating immune cell contexture (MDSC)

TGFβ-1 pathway evaluation
Assessment of signaling pathway

- Show evidence of the SRK-181 target engagement
  - e.g. circulating TGFβ-1 levels
- TGFβ pathway modulation:
  - e.g. Histochemical analysis of pSMAD
  - e.g. RNA-based TGFβ gene signatures and pathway analyses
- Paired biopsies from the head and neck cohort allow for a potential to accelerate the development path

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Clear Evidence of Target Engagement

Pharmacodynamic Biomarker Results for Part A: Circulatory TGFβ-1


Median Circulatory TGFβ-1 Increased Post-treatment with SRK-181 (Q3W, All Patients)
Circulatory TGFβ-1 (Fold-Change from Baseline)
6
5
4
3
2
Baseline
C1D2
C1D8
C1D15
C2D1*
C3D1*
C3D2
C3D8
C3D15
C4D1*
C5D1*

Binding to latent TGFβ-1 delays maturity state allowing TGFβ-1 to accumulate in system

Combination treatment with pembrolizumab did not appear to impact circulatory TGFβ-1 levels

Yap T et al. SRK-181, a latent TGFβ1 inhibitor: safety, efficacy, and biomarker results from the dose escalation portion of a phase I trial (DRAGON trial) in patients with advanced solid tumors (Poster 780); Presented at SITC; Nov. 10-11, 2022. Circulatory TGFβ-1 and PF4 levels were quantitated by using validated ELISA kits from R&D System. 12 Because platelet activation during sample processing can lead to elevated TGFβ-1 levels, samples with elevated PF4, a platelet activation biomarker, were excluded from the analysis based on a preliminary cutoff value.

Pre-infusion.

SRK-181 is an investigational drug candidate that is being evaluated for the treatment of cancer. SRK-181 has not been approved by the US FDA or any other health authority, and its safety and efficacy have not been established.

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Preclinical Data Provide Scientific Rationale to Evaluate Peripheral Samples for Evidence of SRK-181 Activity

Immunophenotyping
Assessment of immune landscape

Measurement of MDSCs in circulation may provide indirect evidence of drug action on the tumor

- Myeloid-derived suppressor cells (MDSCs) have immune suppressive functions
- SRK-181 plus anti-PD1 combination drive MDSC levels down significantly in the tumor microenvironment
- Reductions in circulating MDSC levels correlate with reduced tumor volume following SRK-181 and anti-PD1 treatment in MBT-2 tumor model



Circulating MDSC Levels Correlate with Tumor Volume
Circulating gMDSC (%CD45)
0
20
40
60
80
Tumor Volume (mm3)
0
500
1000
IgG Ctrl
SRK-181
Anti-PD-1
Anti-PD-1+ SRK-181
1 mpk
3 mpk
10 mpk

Both tumoral and circulatory MDSC are being evaluated in the DRAGON study

MBT-2 bladder tumor model IgG, anti-PD-1 and SRK-181-mIgG1 dosed d1, d7
Analysis on day 10

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